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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports dated March 24, 1997 on our audit of the consolidated financial statements of Einstein/Noah Bagel Corp. (the "Company") included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 333-11197 and 333-44353.

                                                ARTHUR ANDERSEN LLP

Denver, Colorado
March 16, 1998